SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14 (a) of the Securities
Exchange Act of 1934 (Amendment No.     )

/X/	Filed by the registrant  *

/  /	Filed by a party other than the registrant  *

Check the appropriate box:

/  /	*  Preliminary proxy statement

/X/	*  Definitive proxy statement

/  /	*  Definitive additional materials

/  /	*  Soliciting material pursuant to Rule 14a-11(c) or Rule
14a-12

CREATIVE COMPUTER APPLICATIONS, INC.
(Name of Registrant as Specified in Its Charter)

Steven M. Besbeck, President
(Name of Person (s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

/X/	*  $125 per Exchange Act Rule 0-11(c) (1) (ii), 14a-6(i), or
14a-6(j) (2).

/  /	*  $500 per each party to the controversy pursuant to
Exchange Act Rule 14a-6(i) (3).

/  /	*  Fee computed on table below per Exchange per Exchange Act
Rules 14a-6(i) (4) and 0-11.

	(1) Title of each class of securities to which transactions applies:

	(2) Aggregate number of securities to which transactions applies:

	(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act
	      Rule 0-1:1

	(4)  Proposed maximum aggregate value of transaction:

	1 Set forth the amount on which the filing fee is calculated and state how it was determined.

/  /	*  Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)  Amount previously paid:

	(2)  Filing party:

	(3)  Date filed:





CREATIVE COMPUTER APPLICATIONS, INC.
26115-A Mureau Road
Calabasas, CA 91302




March 24, 1997

Dear Shareholder:

The Company's 1997 Annual Meeting of Shareholders will be held at 10:00 a.m., Pacific Time, on Friday, April 25, 1997, at the Company's offices at 26115-A Mureau Road, Calabasas, California
91302.

The formal Notice of Annual Meeting of Shareholders and the Proxy Statement for the Meeting are on the following pages.

In order to assure that a quorum is present at the Meeting, you are urged to sign and mail the enclosed proxy card at once, even though you may plan to attend in person. You may revoke the proxy at any time prior to its being voted by filing with the Secretary of the Company either an instrument of revocation or a duly executed proxy card bearing a later date. If you attend the Meeting, you may elect to revoke the proxy and vote your shares in person.

The prompt return of your proxy card will help us avoid the expense of further requests for proxies.

For your convenience in returning your proxy card, we enclose a return envelope which requires no postage.

Financial and other information concerning the Company is contained in the enclosed Annual Report for the fiscal year ended
August 31, 1996.


Very truly yours,




Bruce M. Miller
Chairman of the Board


CREATIVE COMPUTER APPLICATIONS, INC.
26115-A Mureau Road
Calabasas, CA 91302



NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD April 25, 1997




To the Shareholders of
Creative Computer Applications, Inc.

Notice is hereby given that the 1997 Annual Meeting of Shareholders of Creative Computer Applications, Inc. (the "Company") will be held at the Company's offices at 26115-A Mureau Road, Calabasas, California 91302, on Friday, April 25, 1997 at 10:00 a.m. Pacific Time, for the following purposes:

1.	To elect five members of the Board of
Directors to serve until the next Annual Meeting of
Shareholders 	and until their successors are elected and
qualified.

2.      To consider and take action upon a
Proposal to approve the Company's 1997 Stock Option Plan.

3.	To ratify the appointment of BDO Seidman,
LLP as the Company's independent accountants for the current fiscal year.

4.	To consider and transact such other
business as may properly be brought before the Meeting or
any 	adjournment thereof.

Only shareholders of record at the close of business on March 14, 1997 will be entitled to vote at the Meeting. The stock transfer books will not be closed.

Financial and other information concerning the Company is contained in the enclosed Annual Report for the fiscal year ended
August 31, 1996.


By Order of the Board of Directors,




James R. Helms
Secretary



YOUR VOTE IS IMPORTANT

Whether or not you plan to attend the Meeting, please complete, date, sign and mail your proxy promptly in the enclosed postage paid envelope.


CREATIVE COMPUTER APPLICATIONS, INC.
26115-A Mureau Road
Calabasas, California 91302


PROXY STATEMENT

1997 ANNUAL MEETING OF SHAREHOLDERS

This Proxy Statement and the enclosed form of proxy card are intended to be sent or given to shareholders of Creative Computer Applications, Inc., a California corporation (the "Company"), in connection with the solicitation of proxies by Management on behalf of the Board of Directors of the Company for use at the 1997 Annual Meeting of Shareholders (the "Meeting") to be held on Friday, April 25, 1997 at 10:00 a.m. Pacific Time at the Company's offices at 26115-A Mureau Road, Calabasas, California 91302. The Annual Report to the shareholders of the Company for the fiscal year ended August 31, 1996, including its financial statements and information concerning the Company, is enclosed with this mailing. The Company anticipates that this Proxy Statement and accompanying form of proxy will first be mailed or given to its shareholders on or about March 24, 1997.

If the enclosed proxy card is properly signed and returned, the shares represented by the proxy card will be voted and, if the shareholder indicates a voting choice in the proxy card, the shares will be voted in accordance with such choice. If the proxy card is signed but no specification is made, the shares designated in the proxy card will be voted FOR the election of the nominees for Directors listed below; FOR the approval of the proposal to adopt the Company's 1997 stock option plan; and FOR the ratification of the appointment of BDO Seidman, LLP as the Company's independent accountants for the current fiscal year. Management knows of no business that will be presented to the Meeting other than that which is set forth in this Proxy Statement. If any other matter properly comes before the Meeting, the proxy holders will vote the proxies in accordance with their best judgment, subject to contrary shareholder instructions on any specific proxy card.

Any proxy may be revoked by the shareholder giving it, at any time prior to its being voted, by filing with the Secretary of the Company an instrument of revocation or a duly executed proxy card bearing a later date. Any proxy may also be revoked by the shareholder's attendance at the Meeting and election, by filing an instrument of revocation, to vote in person.

RECORD DATE AND VOTING AT THE MEETING

The Board of Directors has fixed the close of business on March 14, 1997 as the record date for the determination of the shareholders of the Company entitled to notice of, and to vote at, the Meeting. At that date, there were issued and outstanding 2,832,864 of the Company's common shares (the "Common Shares"). The holders of record of Common Shares will be entitled to one vote per Common Share on each matter submitted to the Meeting subject, in the case of election of Directors, to the cumulative voting provisions described below. There are no outstanding securities of the Company other than the Common Shares entitled to vote at the Meeting.

The presence at the Meeting, in person or by proxy, of the holders of a majority of the votes attributable to Common Shares entitled to vote shall constitute a quorum for the transaction of business at the Meeting. Assuming a quorum is present, the vote of a plurality of the votes cast at the Meeting by the holders of Common Shares is required for the election of Directors. Approval of the proposal to adopt the Company's 1997 stock option plan and such other matters as may properly come before the Meeting or any adjournment of the Meeting requires the affirmative vote of holders of a majority of the votes attributable to Common Shares entitled to vote at the Meeting. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the shareholders and will have the same effect as negative votes. Broker non-votes are not counted for any purpose in determining whether a matter has been approved.

Pursuant to the requirements of the California Corporations
Code and the Company's By-laws, the holders of the Company's Common Shares may cumulate their votes for the election of Directors of the Company if any shareholder gives notice, at the Meeting prior to voting, of his or her intention to cumulate his or her votes. Cumulative voting means that each shareholder entitled to vote may cast that number of votes equal to the product of the number of his or her Common Shares multiplied by the number of Directors being elected. Since five Directors are being elected at the Meeting, each shareholder may cast a total of five votes per Common Share for all nominees for Director. A shareholder may cast all of his or her votes for a single nominee or may allocate them among two or more nominees. Instructions for allocation may be marked on the proxy card in the space provided opposite each nominee's name and, if the proxy card is properly marked, the persons acting under the proxy will give notice of the shareholder's intent to vote cumulatively. Unless a contrary instruction is properly marked on the proxy card, the persons acting under the proxy will cumulatively vote so as to maximize the probability that each nominee will be elected.


ELECTION OF DIRECTORS

The By-Laws of the Company provide that the Company's Board of Directors shall consist of not less than three nor more than nine Directors, as determined by the Company's Board of Directors, each to hold office for a term of one year and until a successor shall be duly elected and qualified. The present number of Directors constituting the entire Board is five.

A board of five Directors is to be elected at the Annual
Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's five nominees named below, all of whom are presently Directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a Director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as Directors, the proxy holders intend to vote all proxies received by them in such a manner in accordance with cumulative voting as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. The Company is not aware of any nominee who will be unable or will decline to serve as a Director. The term of office of each person elected as a Director will continue until the next Annual Meeting of Shareholders or until a successor has been elected and qualified.

During the fiscal year ended August 31, 1996, the Board of Directors held a total of three (3) meetings. Each of the current Directors participated in all such meetings.

The Board of Directors of the Company have established a Compensation Committee for the purpose of reviewing and making recommendations concerning compensation plans and salaries of officers and other key personnel and an Audit Committee for the purpose of meeting with the Company's independent accountants and to review the scope of the audit, internal accounting controls, audit disclosures and related matters. The members of the Compensation Committee are Mr. Lawrence S. Schmid and Mr. Robert S. Fogerson, Jr. The Compensation Committee met once during the fiscal year ended August 31, 1996. The members of the Audit Committee are Steven M. Besbeck and Lawrence S. Schmid. During the fiscal year ended August 31, 1996, the Audit Committee met one time.

See "Principal Securities Holders" for a summary of beneficial ownership of the Company's Common Shares by the officers, Directors and certain beneficial owners.

Background information concerning each present Director, executive officer and each nominee for the office of Director of the Company is as follows:

                             Office with Company;               Year First
Name, Age                    Background Information          Elected Director

Bruce M. Miller, 51          Chairman of the Board                  1978
                             and Chief Technical
                             Officer of the Company
                             since its inception
                             in 1978.

Steven M. Besbeck, 49        President, Chief Executive             1980
                             Officer of the Company
                             since August 1983 and Chief
                             Financial Officer since 1994.
                             Director of International
                             Remote Imaging Systems.

James R. Helms, 52           Vice President/Operations              1987
                             and Secretary of the
                             Company since 1982.

Lawrence S. Schmid, 55       Director of the Company                1991
                             since November 1991.
                             President and Chief
                             Executive Officer,	Strategic
                             Directions International, Inc.,
                             a management consulting
                             firm specializing in
                             technology companies.

Robert S. Fogerson, Jr., 43  Director of the Company                1992
                             since 1993. Vice President,
                             Technical Director, of
                             PharmChem Laboratories,Inc.,
                             a leading independent
                             laboratory providing integrated
                             drug testing services.  Mr.
                             Fogerson has served in various
                             capacities at PharmChem
                             Laboratories since 1975.

John R. Murray, 54           Vice President, Sales and
                             Business Development of the
                             Company since February 1996.
                             Mr. Murray served as an
                             Independent Marketing Consultant
                             between 1993 & 1996 and as a
                             Manager of International
                             Business Development,
                             Healthvision Corporation
                             between 1991 & 1993.


EXECUTIVE COMPENSATION

The following table shows all cash compensation for services rendered during the last three fiscal years ended August 31, 1996 paid by the Company to each of the Company's executive officers whose cash compensation exceeded $100,000.

                                                Long Term Compensation
                          Annual Compensation        Awards      Payout
       (A)         (B)    (C)      (D)    (E)     (F)      (G)     (H)  (I)
                                                 Re-      Sec-          All
                                         Other   strict-  urities       other
Name                                     Annual  ed       Under-   LTIP Comp-
and                                      Compen- Stock    lying    Pay- ensa-
Principal                Salary   Bonus  sation  Award(s) Options/ outs tion
Position           Year   ($)      ($)     ($)     ($)    SAR's(#) ($)   ($)

Steven M. Besbeck  1996  148,498  10,000    0       0     10,000    0   1,530
President, CEO,    1995  132,432    0       0       0     10,000    0   1,314
CFO                1994  120,576    0       0       0     10,000    0   1,201

Bruce M. Miller    1996  130,181  5,000     0       0     10,000    0   5,551
Chairman           1995  128,090    0       0       0     10,000    0   5,620
                   1994  116,446    0       0       0     10,000    0   5,252

James R. Helms     1996  103,501  7,000     0       0     10,000    0   2,693
Vice President     1995   94,963    0       0       0     10,000    0   1,777
Operations         1994   86,332    0       0       0     10,000    0   2,818


Employment Agreements

Messrs. Bruce Miller and Steven Besbeck are employed by the Company on a month to month basis pursuant to the terms of their employment agreements. Each agreement provides for a base salary at an annual rate of $136,310 for Mr. Miller and $141,244 for Mr. Besbeck and authorizes the payment of other fringe benefits and bonuses made available by the Company to its senior executives. The persons referred to above also received insurance benefits which were paid for by the Company and employer contributions to their 401(k) plan accounts as provided for in the Company's 401(k) profit sharing plan. These amounts, including amounts accrued and unconditionally vested under the 401(k) plan, are reflected in the table above.

The Company has adopted a profit sharing plan pursuant to which income tax is deferred on amounts contributed by employees under Section 401(k) of the Internal Revenue Code. All employees are eligible to participate in the plan after the completion of one year of service. The company contributes, on a matching basis, 25% of the employee's contribution up to 4%. The Company's contribution becomes vested at the rate of 20% for each full year of employment. Both the employee and Company contributions are subject to aggregate annual limits under the Internal Revenue Code.

Compensation of Directors

Directors who are not officers or employees of the Company are paid Directors' fees of $1,500 per meeting and are reimbursed for their reasonable expenses for attending meetings. At present, there are two directors, Lawrence S. Schmid and Robert S. Fogerson, Jr., who are not officers and/or employees of the Company.

Stock Option Plans

	The Company's 1992 Non-Qualified Stock Option Plan ("1992 Non-Qualified Plan") and the 1992 Incentive Stock Option Plan ("1992 Incentive Plan") were discontinued in September 1996. The 1992 Incentive Plan reserved 400,000 Common Shares for issuance pursuant to granted options, and the 1992 Non-Qualified Plan reserved 200,000 Common Shares for issuance pursuant to granted options.

	Both of the 1992 Plans were administered by the Board of Directors of the Company, which, except with respect to the directors themselves, had the authority to determine the persons to whom the options may be granted, the number of shares to be covered by each option, the time or times at which the options may be granted or exercised and, for the most part, the terms and provisions of the options. Under the 1992 Non-Qualified Plan, the exercise price could not have been less than 85% (100% for officers and directors or 110% if the optionee owned 10% or more of the outstanding voting securities of the Company) of the fair market value of the Common Shares as determined by the Board on the date of grant. Under the 1992 Incentive Plan, the option exercise price could not have been less than 100% (or 110% if the optionee owned 10% or more of the outstanding voting securities of the Company) of the fair market value of the Common Shares, as determined by the Board on the date of grant.

	No option under either plan could be exercised within twelve months of the date of grant or more than five years from the date of grant and must have been exercisable at the rate of at least 20% per year; options granted to directors are exercisable at the rate of 25% in each of the second, third, fourth and fifth years, on a cumulative basis. Each plan limited the percentage of the total number of Common Shares subject to the plan for which options could have been granted to officers and directors to 50%.

	Under the 1992 Non-Qualified Plan, all directors, upon their election and on September 30 of each subsequent year, automatically received options to purchase 5,000 shares (or a prorated amount if they have served less than a full year). Under the 1992 Incentive Plan, each eligible director automatically received options to purchase 5,000 shares on September 30th of each year (or a prorated amount if they have served less than a full year). These automatic grants were the only options directors were entitled to receive under the plans.

	As of March 10, 1997, there were outstanding options to purchase 115,000 Common Shares under the 1992 Non-Qualified Plan at an average per share exercise price of 1.49 and options to purchase
243,000 Common Shares under the 1992 Incentive Plan at an average per share exercise price of 1.50.

	The following table sets forth information as to stock options granted under both the 1992 Incentive Plan and the 1992 Non-Qualified Plan for the fiscal year ended August 31, 1996 to each executive officer whose aggregate remuneration is set forth above.


Individual Grants

     (a)               (b)              (c)         (d)           (e)
                    Number of       % of Total      Exer-
                    Securities      Options/SARs    cise
                    Underlying      Granted to      or Base
                    Options/SARs    Employees in    Price      Expiration
    Name            Granted (#)     Fiscal Year    ($/Sh)         Date

Bruce M. Miller     10,000              6 %         $1.93     Sept. 30, 2000
Steven M. Besbeck   10,000              6 %         $1.75     Sept. 30, 2000
James R. Helms      10,000              6 %         $1.75     Sept. 30, 2000


	The Company had two other stock option plans, the 1982 Non-Qualified Stock Option Plan ("1982 Non-Qualified Plan") and the 1982 Incentive Stock Option Plan ("1982 Incentive Plan"). No options could be granted under the 1982 Non-Qualified Plan after May 1, 1991 or under the 1982 Incentive Plan after April 28, 1992. The 1982 Incentive Plan reserved 120,000 Common Shares for issuance pursuant to granted options, and the 1982 Non-Qualified Plan reserved 80,000 Common Shares for issuance pursuant to granted options.

	Each plan was administered by the Board of Directors of the Company, which had the authority to determine the persons to whom the options were granted, the number of shares covered by each option, the time or times at which the options could have been granted or exercised and, for the most part, the terms and provisions of the options. Under the 1982 Non-Qualified Plan, the exercise price could not have been less than 80% of the fair market value of the Common Shares as determined by the Board on the date of grant, and no option could be exercised during the first twelve months of the option term. Under the 1982 Non-Qualified Plan, the option exercise price could not have been less than 100% (or 110% if the optionee owned 10% or more of the outstanding voting securities of the Company) of the fair market value of the Common Shares, as determined by the Board on the date of grant. No options under the 1982 Incentive Plan were exercisable within twelve months of the date of grant or if the optionee held a previously granted incentive option which had not been exercised or had not expired by its terms. Options under both the 1982 Non-Qualified Plan and 1982 Incentive Plan could not have been exercised more than five years from the date of grant. Both plans limited the percentage of the total number of Common Shares subject to the plan for which options could have been granted to officers and directors to 60%, in the case of the 1982 Non-Qualified Plan, and 50%, in the case of the 1982 Incentive Plan.

	As of March 10, 1997, there were no outstanding options to purchase Common Shares under either 1982 Plan as all options were either exercised or expired during the 1996 fiscal year.

	The following table sets forth information as to stock options granted under both the 1982 and 1992 Incentive Plans and the 1982 and 1992 Non-Qualified Plans and the net value received from the exercise of options (market value of stock on the date of exercise, less the exercise price) by each executive officer whose aggregate remuneration is set forth above.


Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End
Option/SAR Values


     (a)             (b)      (c)             (d)                (e)
                                           Number of
                                           Securities          Value of
                                           Underlying        Unexercised
                                          Unexercised        In-the-Money
                   Shares                 Options/SARs      Options/SARs
                   Acquired               at FY-End (#)     at FY-End ($)
                   on        Value
                   Exer-     Real-        Exercisable/       Exercisable/
Name               cise (#)  ized ($)    Unexercisable       Unexercisable

Bruce M. Miller         0          0    126,600 / 49,400   $31,650 / $12,350
Steven M. Besbeck  36,000    $48,960    105,000 / 35,000   $26,250 / $ 8,750
James R. Helms     17,000    $23,120    105,000 / 35,000   $26,250 / $ 8,750

Other Non-Qualified Stock Options

	On March 5, 1992, the Board of Directors of the Company granted special one-time grants of stock options to the Chairman and senior officers of the Company, all of whom are also directors of the Company, to purchase up to 300,000 shares of the Company's Common Shares, for a period of five years from the date of grants, at an exercise price of $1.375 per share, the market price of the Common Shares on March 5, 1992. On February 6, 1997, the expiration date of those options was extended to December 31, 2000. The market price of the Common Shares on February 6, 1997 was $1.375 per share. These special options can only be exercised at the rate of 20% per year, on a cumulative basis, except that in the event the Company is merged or consolidated with another corporation, in case of the sale of all of substantially all of the assets of the Company or in case of the reorganization, dissolution or liquidation of the Company, the options will vest immediately. Special stock options were granted to Mr. Miller to purchase up to 100,000 Common Shares, to Mr. Besbeck to purchase up to 100,000 common Shares and to Mr. Helms to purchase up to 100,000 Common Shares.

	On December 12, 1992, the Board of Directors of the Company granted a special one-time grant of a stock option to the Chairman of the Company to purchase up to 36,000 shares of the Company's Common Shares, for a period of five years from the date of grant, at an exercise price of $1.10 per share, the market price of the Common Shares on December 12, 1992. This special option can only be exercised at the rate of 20% per year, on a cumulative basis, except that in the event the Company is merged or consolidated with another corporation, in case of the sale of all of substantially all of the assets of the Company or in case of the reorganization, dissolution or liquidation of the Company, the options will vest immediately.


PRINCIPAL SECURITY HOLDERS

Security Ownership

The following table sets forth certain information known to the Company regarding beneficial ownership of the Company's Common Shares at December 1, 1996 of (i) each present Director or nominee for Director, (ii) all officers and Directors as a group, and (iii) each beneficial owner of more than five percent of the Company's Common Shares.

                                          Common Shares
                                        Beneficially Owned
                                       at December 1, 1996

                                    Number of        Percent of
                                    Shares(1)         Class(2)

Steven M. Besbeck(3)(8)              273,500             9.3%
James R. Helms(4)(8)                 163,800             5.6%
Bruce M. Miller(5)(8)                351,600            11.9%
Lawrence S. Schmid(6)(9)              19,583              *
Robert S. Fogerson, Jr.(7)(10)        17,855              *
John R. Murray(8)                      7,000              *

All officers and Directors as a
  group(3)(4)(5)(6)(7)(8)(9)(10)     833,338            26.1%

The Wall Street Group, Inc.(11)      160,000             5.5%

*	Less than 1%


Footnotes:
(1)	Sole voting and investment control unless otherwise noted.
(2)	Unless otherwise indicated, does not include Common Shares
issuable under: (a) employee stock option plans (1,000,000
reserved).
(3)	Includes 105,000 Common Shares issuable under currently
exercisable stock options held by Mr. Besbeck but excludes
45,000 Common Shares issuable under currently non-
exercisable stock options held by Mr. Besbeck.
(4)	Includes 105,000 Common Shares issuable under currently
exercisable stock options held by Mr. Helms but excludes
45,000 Common Shares issuable under currently non-
exercisable stock options held by Mr. Helms.
(5)	Includes 126,600 Common Shares issuable under currently
exercisable stock options held by Mr. Miller but excludes
59,400 Common Shares issuable under currently non-
exercisable stock options held by Mr. Miller.
(6)	Includes 19,583 Common Shares issuable under currently
exercisable stock options held by Mr. Schmid, but excludes
33,751 Common Shares issuable under currently non-
exercisable stock options held by Mr. Schmid.
(7)	Includes 17,855 Common Shares issuable under currently
exercisable stock options held by Mr. Fogerson but excludes
28,566 Common Shares issuable under currently non-
exercisable stock options held by Mr. Fogerson.
(8)	Mr. Bruce Miller's, Mr. Steven Besbeck's, Mr. James Helms'
and Mr. John Murray's address is 26115-A Mureau Road,
Calabasas, CA 91302.
(9)	Mr. Lawrence Schmid's address is c/o Strategic Directions
International, Inc., 6242 Westchester Parkway, Suite 100,
Los Angeles, CA 90045.
(10)	Mr. Robert Fogerson's address is c/o PharmChem Laboratories,
Inc., 1505 O'Brien, Menlo Park, CA 94025.
(11)	The Wall Street Group, Inc.'s address is 32 E. 57th Street,
New York, NY 10022.


PROPOSAL TO APPROVE THE CREATIVE COMPUTER APPLICATIONS, INC. 1997
STOCK OPTION PLAN

	The Board of Directors adopted the Creative Computer Applications, Inc. 1997 Incentive Stock Option Plan ("1997 Plan") on February 21, 1997. The 1997 Plan is intended to offer a proprietary interest in the Company to "Key Employees" and "Key Contractors" contributing to the Company's success and, by increasing their proprietary interest, to encourage them to remain in the employ and service of the Company, to assist the Company in competing effectively for the services of new employees and to attract and retain the best available persons as directors of the Company. "Key Employees" are defined as persons, including officers and directors, employed by the Company, or any parent or subsidiary of the Company, on a compensable basis who hold positions of responsibility with the Company or a parent or subsidiary. "Key Contractors" are defined as persons (including officers whether or not they are also directors) employed by the Company or any parent or subsidiary of the Company to render services (including services solely as a member of the Board of Directors) to or on behalf of the Company or any parent or subsidiary of the Company. There are currently 67 persons eligible to participate in the 1997 Plan.

	Messrs. Bruce M. Miller, Steven M. Besbeck and James R. Helms are employee-directors of the Company who are eligible to participate under the 1997 Plan and they may, therefore, be deemed to have an interest in the adoption of this proposal. John R. Murray, an officer of the Company is also eligible to participate in the Plan. No options have as yet been granted under the 1997 Plan.

	The following description of the 1997 Plan is a summary of its principal terms and provisions and is qualified in its entirety by reference to the provisions of the 1997 Plan which is appended hereto as Appendix A.

	The 1997 Plan will be administered by the Board of Directors of the Company or a Committee of not less than two members thereof, which has the authority to determine the persons to whom the options may be granted, the number of shares to be covered by each option, the time or times at which the options may be granted or exercised and, for the most part, the terms and provisions of the options. The 1997 Plan permits the grant of both incentive stock options ("ISOs") qualifying under section 422 of the Internal Revenue Code ("Code") and non-qualified stock options ("NSOs") which do not so qualify. Under the 1997 Plan, the option exercise price of ISOs may not be less than 100% (or 110% if the optionee owns 10% or more of the outstanding voting securities of the Company) of the fair market value of the Common Shares on the date of grant. The option exercise price of NSOs may not be less than 85% of the fair market value of the Common Shares on the date of grant. No option under the 1997 Plan may be exercised more than ten years from the date of grant except that options granted to optionees owning 10% or more of the outstanding voting securities of the Company may not be exercised more than five years from the date of grant.

	No options may be exercised within 12 months after the date of grant and must be exercisable at the rate of at least 20% per year over 5 years from the date of grant; options granted to directors will be exercisable at the rate of 25% per year in each of the second, third, fourth and fifth years from the date of grant on a cumulative basis.

	The 1997 Plan provides for the granting of ISOs to purchase a maximum of 500,000 Common Shares and for the granting of NSOs to purchase a maximum of 300,000 Common Shares.

	The aggregate number of shares subject to options, the maximum number of shares which may be purchased, and the number of shares and the exercise price for shares covered by outstanding options will be adjusted appropriately upon a stock split or reverse split of the issued Common Shares, the payment of a stock dividend, or the re-capitalization, combination or reclassification, or other increase or decrease in Common Shares.

	Stock options granted under the 1997 Plan may not be transferred except by will or according to the laws of descent and distribution. During the lifetime of the optionee, stock options may be exercised only by the optionee or by his or her guardian or legal representative.

	The 1997 Plan provides that if an optionee's employment with the Company is terminated because of disability or death, no ISOs held by the optionee shall be exercisable later than 12 months after the date of termination. Upon the death of an optionee, all options held or the unexercised portion thereof exercisable on the date of death are exercisable by the optionee's personal representative, heirs or legatees at any time prior to the expiration of 12 months from the date of death. An optionee holding ISOs, whose employment with the Company terminates other than by disability or death must exercise the ISOs within 90 days after such termination.

	The 1997 Plan provides that if an optionee terminates employment with the Company because of retirement with the consent of the Company, all NSOs held by the optionee, or unexercised portions thereof, expire on the date of retirement except for NSOs or unexercised portions thereof which were otherwise exercisable on the date of retirement, which expire unless exercised within 90 days after the date of retirement. An optionee whose employment with the Company or service as a director of the Company is terminated for any reason other than those described above must exercise NSOs within 210 days after such termination of employment or service, as the case may be.

	The 1997 Plan provides that no options shall be granted thereunder after April 25, 2007. If options granted under the 1997 Plan expire for any reason or is canceled or terminated prior to April 25, 2007, the Common Shares allocable to any unexercised portion of such option may again be subject to an option.

	Because the 1997 Plan will provide optionees the opportunity to acquire Common Shares through the exercise of stock options, the exercise of any stock option may have a proportionate dilutive effect on the holders of then outstanding Common Shares from both a financial standpoint (effect on earnings per share, etc.) and voting standpoint.

	The Board of Directors may amend, suspend or discontinue the 1997 Plan at any time. However, no such amendment may, without shareholder approval, materially increase the number of Common Shares which may be issued under the Plan, change the class of eligible participants or materially increase benefits accruing to participants under the Plan.

Certain Federal Income Tax Consequences

	No federal income tax consequences will result to either the Company or an optionee when options are granted or timely exercised, but only when the shares received under the option are sold or disposed of in some other manner. Gain or loss at the time of sale is measured by the difference between the exercise price and the proceeds of the sale. If shares acquired on exercise of an ISO are disposed of after the expiration of one year from the date of exercise and two years from the date of grant, no tax will be imposed upon the exercise of the option and any gain upon sale of the shares will be entitled to capital gain treatment. If the one-year and two-year holding periods are satisfied, the Company will not be entitled to any deduction in connection with the option.

	If the one-year and two-year holding requirements are not met but all other requirements are met for ISO treatment, the optionee must recognize ordinary income in the year of disposition equal to the difference between the sales price and the exercise price or, if less, the difference between the fair market value of the shares on the date of exercise and the exercise price, and the Company will be entitled to a corresponding tax deduction at that time. Any gain in excess of the amount taxed as ordinary income will be treated as a capital gain. If no gain is realized, there generally will be no ordinary income, and any loss will be a capital loss. In the year of the disposition, the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the optionee. The optionee's tax consequences may vary depending upon the period of time between the date of exercise and the date of sale.

	Although an optionee will not realize ordinary income upon the timely exercise of an ISO, the excess of the fair market value of the shares acquired at the time of exercise over the exercise price constitutes an adjustment to "alternative minimum taxable income" under Section 56 of the Code, and thus may result in the optionee's being subject to the "alternative minimum tax" pursuant to Section 55 of the Code.

	Upon exercise of an NSO, the optionee will realize ordinary income measured by the excess of the then market value of the shares acquired over the exercise price. The Company will be entitled to a deduction for a corresponding amount. The optionee's basis in the shares acquired on exercise is equal to their fair market value at the time of transfer. For purposes of determining gain or loss realized upon a subsequent sale or exchange of such shares, the optionee will have a capital gain (or loss) equal to the difference between his or her basis and the sale proceeds.

	Withholding of federal taxes at applicable rates will be required in connection with any ordinary income realized by an optionee resulting from the exercise of NSOs granted pursuant to the 1997 Plan.

	The foregoing statements are based upon current federal income tax laws and regulations and are subject to change if the tax laws and regulations, or interpretations thereof, change.


Approval

	The Company's 1992 Incentive Stock Option and Non-Qualified Stock Option Plans would not have expired until March 4, 2002, however, the maximum number of options that could have been granted under the 1992 Incentive Stock Option Plan had been reached. In August 1996, the Securities and Exchange Commission amended Rule 16b-3 of the Securities Exchange Act of 1934 ("Rule"), applicable to reporting and liability for short-swing trading profits, to simplify and ease the conditions for exemption from the Rule. With respect to the Company's 1992 Plans, the recent amendments eliminated the necessity of restricting and making automatic the grant of options to directors which was required by former amendments to the Rule in order to satisfy conditions for exemption. Except for eliminating the automatic grants of a definitive number of options to directors, eliminating the restriction on the total number of Common Shares for which options could be granted to officers and directors and providing for the grant of both ISOs and NSOs in one plan document, the provisions of the 1997 Plan parallel the 1992 Plans.

	The Board of Directors of the Company believe it simpler and more expeditious to submit the 1997 Plan for shareholder approval rather than to seek approval of the several amendments to the 1992 Plans which would have been required to effect an increase in the number of shares covered by the 1992 Plans and the changes discussed above.

	Approval of the 1997 Plan requires the affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Shares present in person or represented by proxy, and entitled to vote, at the Annual Meeting.

	The Board of Directors of the Company unanimously recommends that shareholders vote FOR the proposal to adopt the 1997 Plan.

	Copies of the 1997 Plan have been filed with the Securities and Exchange Commission in Washington, DC and will be available for inspection by shareholders at the Meeting.

RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

The Board of Directors has selected BDO Seidman, LLP, independent public accountants, to serve as the Company's auditors for the fiscal year ending August 31, 1997. BDO Seidman, LLP has served as the Company's independent public accountants for its last seven fiscal years.

A representative of BDO Seidman, LLP is expected to be available at the meeting of shareholders to respond to appropriate questions and will be given the opportunity to make a statement if he desires to do so. The Board of Directors recommends the ratification of its selection of BDO Seidman, LLP to serve as independent auditors for the fiscal year ending August 31, 1997.

Approval of the proposal requires the affirmative vote of a majority of the outstanding shares of the Company's Common Stock represented and voting at the Annual Meeting. The Board of Directors recommends that shareholders vote FOR the proposal.

SHAREHOLDER PROPOSALS

Shareholders are entitled to submit proposals on matters appropriate for shareholder action consistent with regulations of the Securities and Exchange Commission. Should a shareholder intend to present a proposal at next year's annual meeting, it must be received by the Secretary of the Company (at 26115-A Mureau Road, Calabasas, California 91302) not later than November 25, 1997 in order to be included in the Company's proxy statement and form of proxy relating to that meeting.

AVAILABILITY OF REPORT ON FORM 10-KSB

The Company has filed with the Securities and Exchange
Commission and with the American Stock Exchange, Inc. an Annual Report on Form 10-KSB under the Securities Exchange Act of 1934 for the fiscal year ended August 31, 1996, which is more detailed than the Annual Report to Shareholders. Upon written request, the Company will furnish any shareholder a copy of the Annual Report on Form 10-KSB including the financial statements and schedules, without charge. Any such written request may be addressed to; Corporate Secretary of the Company at 26115-A Mureau Road, Calabasas, California, 91302. The Annual Report on Form 10-KSB does not constitute a part of the proxy solicitation materials.


MISCELLANEOUS

This solicitation is made on behalf of the Board of Directors of the Company, and its cost (including preparing and mailing of the notice, this Proxy Statement and the form of proxy) will be paid by the Company. The Company will also make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send the proxy materials to their principals and will reimburse them for their reasonable expenses in so doing. To the extent necessary in order to assure sufficient representation at the Meeting, officers and regular employees of the Company may solicit the return of proxies by mail, telephone, telegram and personal interview. No compensation in addition to regular salary and benefits will be paid to any such officer or regular employee for such solicitation.

Where information contained in this Proxy Statement rests peculiarly within the knowledge of a person other than the Company, the Company has relied upon information furnished by such person.


By Order of the Board of Directors,




James R. Helms
Secretary

APPENDIX A


CREATIVE COMPUTER APPLICATIONS, INC.
1997 STOCK OPTION PLAN

	Creative Computer Applications, Inc., a California corporation (the "Company"), has adopted the terms and provisions below to constitute its 1997 Stock Option Plan (the "Plan"):

	1.	Definitions.	The terms below shall be defined as
indicated.

		1.1	"Board" means the Board of Directors of the
Company, including any directors who may be Participants.

		1.2	"Code" means the Internal Revenue Code, as
amended from time to time.

		1.3	"Committee" means the Stock Option Plan
Committee of the Board described in Section 3.

		1.4	"Common Shares" means the Company's
presently authorized Common Shares, except as otherwise provided in Section 8.

		1.5	"Company" means Creative Computer
Applications, Inc., a California corporation, and any successor corporation which adopts the Plan.

		1.6	"Incentive Stock Option" means a stock
option to which Section 422A of the Code is applicable.

		1.7	"Fair Market Value" of the Common Shares
means (i) the closing price per share on any stock exchange on which the Common Shares are traded, or (ii) the mean between the closing or average (as the case may be) bid and ask prices per share on the over-the-counter market, whichever is applicable.

		1.8	"Key Contractors" means persons (including
officers whether or not they are also directors) employed by the Company or any parent or subsidiary of the Company to render services (including without limitation, services solely as a member of the Board) to or on behalf of the Company or of a parent or subsidiary of the Company.

		1.9	"Key Employees" means persons, including
officers and directors, employed by the Company or any parent or subsidiary of the Company, on a compensable basis and who hold positions of responsibility with the Company or of such parent or subsidiary.

		1.10	"Option" means an option, granted by the
Company pursuant to the Plan, to purchase Common Shares.

		1.11	"Option Agreement" means a written agreement
as described in Section 6 between the Company and a Participant evidencing an Option.

		1.12	"Option Period" means the period from the
date of the granting of an Option to the date after which such Option can no longer be exercised.

		1.13	"Option Price" means the price to be paid
for the Common Shares purchased pursuant to an Option.

		1.14	"Participant" means any person who is
granted an Option under the Plan.

		1.15	"10% Shareholder" means an individual who,
at the time an Option is granted to him or her, owns securities possessing more than 10% of the total combined voting power of all classes of securities of the Company or of the parent or any subsidiary of the Company. For purposes of this definition only, stock owned directly or indirectly by brothers and sisters, the spouse, ancestors and lineal descendants of an individual, is considered to be owned by such individual, and stock owned directly or indirectly by a corporation of which such individual is a stockholder, a partnership in which such individual is a partner or an estate or trust of which such individual is a beneficiary, is considered as being owned proportionately by such individual.

	2.	Purpose		The Plan is intended to encourage
ownership of Common Shares by Key Contractors and Key Employees in order to increase their proprietary interest in the Company's success, to encourage them to remain in the employ of the Company or a parent or subsidiary of the Company, to assist the Company in competing effectively for the services of new employees necessary for the improvement of operations, and to attract and retain the best available personnel for service as directors of the Company.

	3.	Administration and Grant of Options.

		3.1	The Plan shall be administered by the Board
or, if the Board so designates, by a Committee, which shall be appointed by the Board from among its members. The Committee shall consist of not less than two members.

		3.2	Any provision of the Plan to the contrary
not with-standing, the Board may exercise all the powers and shall have all the authority conferred on the Committee by the Plan, and in the event of any inconsistency between action taken by the Board and action taken by the Committee with respect to the Plan or any Options hereunder, the action taken by the Board shall govern; provided, however, that the Board shall have the sole and exclusive authority, subject to the terms of the Plan, to grant options to members of the Committee, and no member of the Committee shall vote on, or be counted for quorum purposes with respect to, any proposed action of the Board relating to any Option to be granted to that member.

		3.3	The interpretation and construction by the
Committee of any provision of the Plan or of any Option Agreement shall be final and conclusive unless otherwise determined by the Board, and in any such event the determination by the Board shall be final and conclusive.

		3.4	The Board or the Committee, as the case may
be, shall have authority, subject to the terms of the Plan, to determine the persons to whom Options shall be granted, the number of shares to be covered by each Option, the time or times at which Options shall be granted, and the terms and provisions of the Options; to interpret the Plan; and to make all other determinations necessary or advisable for the administration of the Plan. Options granted under the Plan may be either "Incentive Stock Options" intended to qualify as such under Section 422 of the Code, or any successor provision thereto, or "Non-Qualified Stock Options", which are not intended to so qualify. Options shall be designated by the Board, or the Committee, as the case may be, as either Incentive Stock Options or Non-Qualified Stock Options at the time of grant; provided, however, that Incentive Stock Options may be granted to Key Employees only and Non-Qualified Stock Options may be granted to both Key Employees and Key Contractors. Upon approval by the Board, the Option shall be deemed to be granted, provided that the person to whom the Option is to be granted subsequently becomes a party to an Option Agreement.

		3.5	Subject to the provisions in Section 7
below, nothing contained in the Plan shall be construed to preclude the granting of an Option or Options to a Participant in addition to an Option or Options for the purchase of Common Shares already held by such Participant and then in existence or the granting of more than one Option to a Participant at the same time.

		3.6	No member of the Board or of the Committee
shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under the Plan.

		3.7	Any and all grants of Options shall be
subject to all applicable rules and regulations of any exchange or national quotation service on which the Company's shares may then be listed.

	4.	Eligible Persons.		The Board or the
Committee, as the case may be, may grant Options only to officers and directors of the Company and Key Contractors and Key Employees of the Company, and Options may be granted to a director or an officer of the Company who is not also a Key Employee or a Key Contractor.

	5.	Effective and Expiration Dates of Plan.	Options
may be granted at any time, before or after the Plan has been adopted by the Board and approved by the shareholders of the Company, but no Option shall be granted after February 20, 2007. Options granted prior to approval of the Plan by the Company's shareholders shall be made conditional upon obtaining such approval.

	6.	Option Agreements.	Option Agreements shall be
in such form as the Committee shall, from time to time, recommend and/or the Board shall, from time to time, approve or determine, as the case may be. All Option Agreements shall comply with and be subject to the following terms and conditions:

		6.1	Medium and Time of Payment.	An
Option shall be exercised in the manner set forth in the Option Agreement relating thereto and payment in full for all shares shall be made prior to, or upon, delivery of the certificates for shares issued pursuant to the exercise. Payment shall be made (a) in United States dollars in cash, cash equivalents, or by check or other customary means of payment, subject to collection, (b) by arrangement with a broker acceptable to the Board where payment of the Option Price is made pursuant to an irrevocable direction to the broker to deliver all or part of the proceeds from the sale of the Common Shares underlying the Option, (c) subject to prior approval by the Board, in whole or in part, in Common Shares, valued at their Fair Market Value at the date of exercise, (d) subject to prior approval of the Board, in whole or in part, by a reduction in the number of Common Shares issuable on exercise of the Option by a number of Common Shares otherwise issuable on exercise of the Option valued at their Fair Market Value on the date of exercise equal to the Option Price, (e) with respect to Incentive Stock Options, in any other manner permitted by Section 422 of the Code, or (f) in any combination of the foregoing.

		6.2	Number of Common Shares.	The Option
Agreement shall state the number of Common Shares to which it pertains.

		6.3	Option Price.	Subject to the provisions
of Section 8 below, no Option Price in respect of an Incentive Stock Option granted other than to a 10% Shareholder shall be less than 100% of the Fair Market Value of the Common Shares on the date the Option is granted, and no Option Price in respect of an Option granted to a 10% Shareholder shall be less than 110% of the Fair Market Value of the Common Shares on the date the Option is granted. Subject to the provisions of Section 8 below, no Option Price in respect of a Non-Qualified Option granted under the Plan shall be less than 85% of the Fair Market Value of the Common Shares on the date the Option is granted.

		6.4	Option Period.	Each Incentive Stock
Option granted under the Plan other than to a 10% Shareholder shall expire on the date specified in the Option Agreement by the Board or the Committee, which in no event shall be later than 10 years after the date the Option is granted. Each Incentive Stock Option granted under the Plan to a 10% Shareholder shall expire no later than five years from the date the Option is granted. Each Non-Qualified Option granted under the Plan shall expire on the date specified in the Option Agreement by the Board or the Committee, which in no event shall be later than 10 years after the date the Option is granted. Option Agreements shall contain provisions for the earlier expiration of the Options in the event of the Participant's termination of employment as provided by Section 6.9.

		6.5	Date of Exercise.	An Option may be exercised
in whole or in part from time to time during the Option Period, provided that the Board or the Committee may specify in the Option Agreement the amount or percentage which may be exercised annually (or at other intervals) during the Option Period, and except for options which are given in substitution for options of any parent, subsidiary or party to a merger or reorganization with or into the Company, subject to the limitations that (i) no Option may be exercised within 12 months after the date it is granted and must be exercisable at the rate of at least 20% per year over 5 years from the date the option is granted; and, (ii) Options granted to Directors will be exercisable at the rate of 25% in each of the second, third, fourth and fifth years from the date of grant on a cumulative basis.

		6.6	Compliance with the Laws Relating to the
Sale of Securities.	The exercise of any Option shall be
contingent upon receipt by the Company of a written representation by the Participant that at the time of such exercise it is the intention of the Participant exercising the Option to acquire the shares being purchased by or transferred to the Participant for investment and not for resale or distribution, or, in the alternative, the Company or the Participant shall take such action prior to the issuance of the shares as the Board or the Committee may deem necessary to comply with any applicable law which would render such a representation inapplicable. The Board or the Committee may require each share certificate representing Common Shares purchased upon the exercise of an Option to bear a legend stating that the shares evidenced thereby may not be sold or transferred except in compliance with the Securities Act of 1933, as amended, and the provisions of the Plan.

		6.7	Reorganization.	In case the Company is
merged or consolidated with another corporation, or in case of a separation, reorganization, or liquidation of the Company, the Board or the board of directors of any corporation assuming the obligations of the Company hereunder shall either (i) make appropriate provisions for the protection of any outstanding Options by the substitution on an equitable basis of appropriate shares of the Company, or appropriate shares of the merged, consolidated, or otherwise reorganized corporation, provided only that the excess of the aggregate fair market value of the shares subject to Incentive Stock Options outstanding under the Plan immediately after such substitution over the purchase price thereof is not more than the excess of the aggregate fair market value of the shares subject to such Incentive Stock Options immediately before such substitution over the purchase price thereof, or (ii) give written notice to Participants that their Options must be exercised within 60 days of the date of such notice or they will be terminated. In any such case the Board may, in its discretion, waive the applicable waiting period.

		6.8	Assignability.	No Incentive Stock Option
shall be assignable or transferable except by will or by the laws of descent and distribution. During the lifetime of a Participant, the Option shall be exercisable only by such Participant or for the account of the Participant by his or her duly appointed guardian or personal representative.

		6.9	Continuation with Company.	No Incentive
Stock Option shall be exercisable by a Participant later than 90 days after termination of such Participant's employment unless such termination of employment occurs by reason of the Participant's disability or death. In the event of termination of employment by reason of the Participant's disability or death, no Incentive Stock Option shall be exercisable later than 12 months after termination of such Participant's employment. No Non-Qualified Option shall be exercisable by a Participant later than 210 days after termination of such Participant's employment or of his or her status as an officer or director of the Company, unless such termination of employment occurs by reason of retirement with the consent of the Company or death. If a Participant retires with the consent of the Company, such Participant's Non-Qualified Options or unexercised portions thereof shall expire on the date of retirement, except for Non-Qualified Options or unexercised portions thereof which were otherwise exercisable on the date of retirement, which shall expire unless exercised within a period of 90 days after the date of retirement. If a Participant dies, the Options or unexercised portion thereof that were exercisable on the date of death shall be exercisable by such Participant's personal representatives, heirs or legatees at any time prior to the expiration of 12 months from the date of death. Nothing in the Plan or in any Option granted under it shall confer any right to continue in the employ of the Company or the parent or subsidiary of the Company or interfere in any way with the right of the Company, its parent or any subsidiary to terminate a Participant's employment at any time.

		6.10	Rights as a Shareholder.	A Participant
shall have no rights as a shareholder with respect to Common Shares covered by an Option until the date of the issuance or transfer of certificates for the Common Shares issued to such Participant. No adjustment shall be made for dividends or other rights relating to Common Shares for which the record date is prior to the date the Common Shares are issued or transferred.

		6.11	Other Provisions.	Option Agreements shall
contain such other terms and conditions not inconsistent with the provisions of this Section 6 or the other provisions of the Plan as the Committee shall recommend and/or the Board shall deem advisable.

		6.12	Withholding.	To the extent required by
applicable federal, state, local and foreign law, a Participant shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise by reason of an Option exercise or any sale of Common Shares underlying the Option. The Company shall not be required to issue Common Shares underlying the Option until such obligations are satisfied. The Board may permit these obligations to be satisfied by approving, at the time the Option is granted: having the Company withhold a portion of the Common Shares otherwise issuable on exercise of the Option, or, to the extent permitted, by allowing the Participant to tender Common Shares previously acquired or by allowing the Participant by irrevocable direction to the broker in a brokered exercise to deliver proceeds from the sale of the Common Shares underlying the Option sufficient to satisfy any such obligation.

	7.	Number of Shares Available for Option.

		7.1	Subject to Section 8, no more than 500,000
Common shares may be issued on the exercise of Incentive Stock Options granted under the Plan and no more than 300,000 Common Shares may be issued on the exercise of Non-Qualified Options granted under the Plan.

		7.2	The aggregate Fair Market Value (determined
as of the time an Option is granted) of the sum of (a) the Common Shares for which any Participant may be granted Incentive Stock Options in any year and (b) securities of the Company or the parent or any subsidiary of the Company for which such Participant may be granted other Incentive Stock Options shall not exceed, in any calendar year, $100,000 plus any unused limit carryover, as defined in
Section 422 of the Code.

		7.3	If any outstanding Option under the Plan
expires for any reason or is canceled or terminated prior to the expiration date of the Plan as set forth in Section 5, the Common Shares allocable to any unexercised portion of such Option may again be subject to an Option.

	8.	Recapitalization or Change in Par Value of Common
Shares.	The aggregate number of Common shares purchasable under
Options pursuant to the Plan, the maximum number of such shares which may be purchased by Participants and the number of shares and the Option Price for such shares covered by each outstanding Option shall all be proportionately adjusted, as deemed appropriate by the Committee or the Board, as the case may be, for any increase or decrease in the number of issued Common Shares resulting from a subdivision (stock split) or consolidation (reverse split) of the issued Common Shares, the payment of a stock dividend, or the recapitalization, combination or reclassification or other increase or decrease in Common Shares, effected with or without receipt of consideration by the Company. In the event of a change in the Company's presently authorized Common Shares which is limited to a change of all of its presently authorized shares with par value into the same number of shares without par value, or any change of the then authorized shares with par value into the same number of shares with a different par value, the shares resulting from any such change shall be deemed to be Common Shares as defined in Section 1, and no change in the number of shares covered by each Option or in the Option Price shall take place.

	9.	Indemnification and Exculpation.

		9.1	Each person who is or shall have been a
member of the Board or of the Committee shall be indemnified and held harmless by the Company against and from any and all loss, cost, liability or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit or proceeding to which such person may be a party or in which he or she may be involved by reason of any action taken or failure to act under this Plan and against and from any and all amounts paid by such person in settlement thereof (with the Company's written approval) or paid by such person in satisfaction of a judgment in any such action, suit or proceeding, except a judgment in favor of the Company based upon a finding of such person's bad faith, subject, however, to the condition that upon the institution of any such claim, action, suit or proceeding, such person shall in writing give the Company an opportunity to intervene at its own expense on his or her behalf. The foregoing right of indemnification shall not be exclusive of any other right to which such person may be entitled as a matter of law or otherwise, or any power that the Company may have to indemnify such person or hold him or her harmless.

		9.2	Each member of the Board or of the
Committee, and each officer and other employee of the Company, shall be fully justified in relying or acting upon any information furnished in connection with the administration of this Plan by any person or persons other than himself. No person who is or shall have been a member of the Board or of the Committee, or an officer or other employee of the Company, shall be liable for any determination made or other action taken or any omission to act in reliance upon any such information or for any action (including the furnishing of information) taken or any failure to act.

	10.	Amendment and Discontinuance of the Plan.	The
Board may, from time to time, amend (to the extent permitted by applicable federal or state law), suspend, or discontinue the Plan with respect to any Common Shares as to which Options have not been granted, and, with the consent of the Participant who is a party thereto and with the approval of the Board, any Option Agreement, subject to the terms of the Plan, may be modified or amended. No amendment may, without shareholder approval, materially, increase the number of Common Shares which may be issued under the Plan, change the class of eligible Participants or increase benefits accruing to Participants under the Plan. Any amendment which does not, by the terms of the Plan, require shareholder approval may nevertheless not be effective until such approval is obtained if the Board, in passing on the amendment, so determines.